MProved Systematic Multi-Strategy Fund

Investor Class
(Trading Symbol: MMSJX)

Institutional Class
(Trading Symbol: MMSQX)

Summary Prospectus
April 30, 2020

Before you invest, you may want to review the MProved Systematic Multi-Strategy Fund’s (the Fund) statutory prospectus and statement of additional information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s statutory prospectus, shareholder reports, SAI and other information about the Fund online at www.mprovedalts.com. You can also get this information at no cost by calling 833-MPROVED (833-677-6833) or by sending an e-mail request to info@mprovedalts.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.mprovedalts.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-833-677-6833 or by enrolling at www.mprovedalts.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-833-677-6833 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Investment Objective
The MProved Systematic Multi-Strategy Fund (the “Fund”) seeks to achieve positive absolute returns.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee (on shares held 30 days or less, as a percentage of amount redeemed)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses
Dividends and Interest on Short Positions	1.09%	1.09%
All Other Expenses	2.69%	2.69%
Total Other Expenses	3.78%	3.78%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	5.54%	5.29%
Fee Waiver and Expense Reimbursement(2)	-2.44%	-2.44%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	3.10%	2.85%

(1)
Acquired Fund Fees and Expenses for the Fund’s current fiscal year are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, which only reflect the direct operating expenses incurred by the Fund.

(2)
Magnetar Asset Management LLC (the “Adviser”) has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 1.75% of the average daily net assets of each share class of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least April 30, 2021 and may continue annually thereafter, unless sooner terminated. The Expense Cap may be terminated (i) at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or (ii) at the end of the then-current term and upon 60 days’ written notice by the Adviser. The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that the Fund is able to make the recoupment without exceeding the lesser of the Expense Cap (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$313	$1,436	$2,547	$5,272
Institutional Class Shares	$288	$1,366	$2,437	$5,088

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period ended December 31, 2019, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Adviser pursues the Fund’s investment objective by seeking to provide exposure to a number of strategies often referred to as “alternative” or “absolute return” strategies that are more traditionally offered through hedge funds. The Fund implements these strategies by investing globally (including in emerging markets) in a broad range of instruments, including, but not limited to, equities, bonds, convertible securities (including contingent convertible securities), futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency and commodity forwards, options and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps, interest rate swaps, and credit default swaps (“CDS”)). When the Fund sells a CDS, the Fund will cover such transaction to the full notional value. The Fund may take both long and short positions in all of its investments. In a short sale transaction, the Fund will borrow a security and sell it at the current market price in the anticipation of buying the security at a lower price prior to the time the Fund is obligated to return the security to the owner.

The Fund may trade in derivatives both for hedging and investment purposes. The Fund currently expects the derivatives that it trades to be primarily total return swaps and futures contracts; however, this may change over time. There is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument. The Fund may invest in the securities of issuers of any market capitalization. The securities in which the Fund invests may be restricted and/or Rule 144A securities. The Fund has no limits with respect to the credit rating, maturity or duration of the debt securities in which it may invest, and may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds or distressed securities. The Fund may engage in securities lending.

Utilizing the range of investments and instruments described above, the Fund seeks to provide exposure to several absolute return strategies through one fund offering. The strategies the Fund intends to use include the following:

Relative Value Strategies. Relative value strategies seek to profit from the relative mispricing of related assets. For example, convertible bonds and the common stock underlying the conversion option; other options and futures and their reference assets; debt instruments and/or their derivatives of the same issuer or of different issuers with different maturities or yields; and the common stock of different issuers in the same sectors. These strategies may be highly quantitative and based on theoretical or historical pricing relationships. Because they focus on capturing value from the relative mispricing of related assets, relative value strategies may, under certain circumstances, generate returns independent of overall movements in the global level of debt or equity prices. Because the mispricing that these strategies exploit tends to be small in absolute terms, these strategies often use leverage, which will vary according to market conditions and could be substantial, in an attempt to increase returns, but which could also magnify losses.

The Adviser may implement various relative value strategies on behalf of the Fund, including convertible-securities arbitrage and volatility arbitrage. The convertible-securities arbitrage strategy seeks to buy “long” a convertible security and sell “short” a portion of the underlying stock into which the convertible security may be converted in anticipation of profiting from a relative mispricing between them (i.e., when the Adviser believes the convertible security is undervalued relative to the underlying stock).

Although currently the strategy will generally be effected by investing in what the Adviser believes are undervalued convertibles that fit the strategy’s investment universe, the Adviser may also take short positions in convertibles under certain circumstances. In determining the investible universe, the Adviser will consider among other things, the size of the issue, liquidity in the underlying common stock, the theoretical equity delta of the convertible (i.e., the sensitivity of the convertible bond’s price to changes in the price of the underlying stock), and the cost of borrowing shares. Inputs will change in real time and thus the convertibles’ theoretical value will also change in real time.

The strategy will invest in convertible bonds and mandatory convertibles. In evaluating such investments, the Adviser will consider, among other things, credit spreads, expected equity volatility, stock prices, stock borrow costs and interest rates.

Convertibles are less liquid than common stocks generally and the decision to add new positions or close existing positions will be influenced by expected transaction costs. As such the portfolio may hold convertibles whose prices have exceeded theoretical values while the Adviser waits for an attractive exit opportunity. The Fund is likely to buy new issues if they are expected to be trading above issue price even if their issue price exceeds theoretical value. Holding periods of new issues may vary depending on the level of theoretical cheapness of the bond once it begins trading in the marketplace.

Convertible-securities arbitrage strategy returns will be affected by, among other things, conditions in general corporate credit markets, volatility in equity markets, behavior of other advisers employing a similar strategy, and general market conditions. The number of convertibles in the portfolio will change based on the availability of what the Adviser believes are attractive convertibles.

The volatility arbitrage strategy seeks to identify and exploit relative mispricings in general volatility levels across global markets. The Adviser evaluates volatility through the use of statistical models, as well as analysis of capital structure, event catalysts, the structured products markets, and macro factors.

Event-driven Strategies. Event-driven strategies include investing in companies that are experiencing a material change in their ownership or in their capital structure. Examples of event-driven strategies include merger arbitrage, special purpose acquisition companies (“SPAC”) strategies (both discussed below) and investing in companies experiencing spin-offs, divestitures or stock or bond repurchases, among other things. Within the universe of event-driven strategies implemented by the Fund, the Fund currently makes a relatively large allocation to merger arbitrage, but that will change over time depending on the Adviser’s judgment on how best to allocate the Fund’s capital.

Merger arbitrage involves investing in equity securities (including common, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock) of a company that is involved in a significant corporate event, including, but not limited to merger or acquisition transactions. Merger arbitrage is a highly specialized investment strategy generally designed to profit from the successful completion of such transactions. Although the Fund may employ a variety of strategies depending upon the nature of the transaction selected for investment, generally, the Fund’s merger arbitrage strategy will involve purchasing the shares of an announced acquisition target company (i.e. a “target company”) at a discount to their expected value upon completion of the transaction. The size of this discount, referred to as the “spread”, represents the potential profit on such an investment. The higher the probability of completion of the transaction, the closer the target company stock trades to the value offered by the acquirer. Typically, in an announced cash-for-stock or stock-for-stock transactions, the Fund will buy shares of the target, and in the case of a stock-for-stock transaction, the Fund will also sell short the shares of the acquirer. In either case the Fund seeks to capture that difference, or spread, with the expectation of realizing the price differentials if and when the transaction closes.

Returns in merger arbitrage transactions can be affected by a variety of factors, however, including, for example: (1) the risk-free rate of return at the time of investment (i.e. the interest an investor would expect from an absolutely risk-free investment over a specified period of time); (2) the likelihood that a transaction will be completed or not, and the gains or losses resulting from each outcome; (3) market risk; (4) the possibility that the transaction will fail to complete due to market factors; and (5) a risk premium paid to merger arbitrage investors.

The Adviser’s merger arbitrage strategy is a predominantly process-driven risk arbitrage strategy, i.e. one in which the Fund invests in a broad number of targets of merger transactions meeting certain criteria with the intention of systematically capturing risk arbitrage-specific premium. The Adviser believes that the imposition of various transaction selection filters and position sizing and leverage parameters may improve the ability of an investor such as the Fund to capture and enhance the risk arbitrage-specific premium. Selection filters include, without limitation, market capitalization, such as restrictions on investments in securities of issuers with market capitalizations less than $100 million. Position sizing may be measured both in terms of absolute value of a transaction as well as the expected potential lost on any particular position. The transaction selection filters and parameters that the Adviser utilizes in pursuing the strategy have elements that may change over time.

An event-driven strategy requires quantitative skills to value complex merger offers or other corporate events and to measure and manage portfolio downside risk. In addition, performance for the strategy may be cyclical and varies with market conditions. Sourcing for such investments depends upon there being transactions in the marketplace. The general characteristics of announced mergers or events vary over time, making the available universe of transactions more attractive at certain times than others. These characteristics include, among other things, the nature of the buyer, the conditions for closing as described in merger agreements, financing requirements, current regulatory climate, the nature of the event as well as its motivating conditions, and other factors.

The Fund may invest in companies that are announced as targets of merger transactions or other events, or that are publicly known to be under consideration for such transactions or events – both friendly as well as hostile.

A SPAC strategy involves investing in publicly traded securities, such as common stock, warrants, and occasionally rights, issued by SPACs. A SPAC is a public company, the purpose of which is to identify merger, acquisition or other transformative transactions and consummate such transactions with one or more operating businesses or assets (any such transaction, a “Transaction”). A SPAC primarily raises capital through an initial public offering (“IPO”). At the time a SPAC conducts an IPO, it has selected a management team but has not yet identified a Transaction. The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of a Transaction. Shortly after the SPAC’s IPO, such units typically are split into publicly-listed common stock and warrants (and rights, if applicable) which are each listed and traded separately. All of the proceeds from the IPO are placed in trust until such time that the SPAC identifies and consummates a Transaction. The initial capital contributed by the principals and sponsors of the SPAC covers the expenses of the SPAC. If the SPAC is unable to consummate a Transaction within a predetermined amount of time (typically 15 to 24 months), the SPAC is liquidated and the funds held in trust (plus any interest earned thereon, minus certain expenses) are distributed to the holders of the common stock issued in the IPO and the warrants expire worthless. SPAC investors also may elect to redeem their shares for the pro-rata trust value at a specified redemption date that occurs shortly before the deal closing date. A SPAC investor may elect this redemption right regardless of whether they vote for or against the business combination.

The Adviser’s SPAC strategy is a rules-based strategy, and the Adviser expects that the Fund generally will purchase SPAC units within predetermined parameters during their IPO and in the secondary markets. These pre-determined parameters may include minimum deal size thresholds, restrictions or limitations on certain target industries, and limits on sizing of both in a deal and in the portfolio, or other parameters as determined by the Adviser. In evaluating the timing of SPAC investments, the Adviser will assess the trading environment and valuations applicable to such SPACs at various points in the life cycles of such SPACs. When a Transaction is announced with respect to a SPAC in which the Fund has invested, the Adviser may pursue various courses of action. The Adviser will use a statistical model to evaluate the Transaction to determine whether the best strategy is to redeem the common shares at the value of their pro rata portion of the assets held in trust or sell the common shares at the current market price. The Fund may also hold and/or purchase the associated warrants if the Adviser’s systematic process indicates that such warrants offer a favorable risk-return opportunity. After a Transaction has been consummated, the Fund may continue to hold warrants or common equity securities of the post-combination entity in cases where the Adviser’s systematic model indicates that holding such securities provides the Fund with an attractive investment or trading opportunity. The length of time during which the Fund will hold a particular SPAC position may vary based on a number of factors, including, but not limited to, the timing of Transactions, market conditions and the point in time in the SPAC’s life cycle at which the Fund invested in the SPAC.

Quantitative Strategies. Quantitative strategies include systematic strategies that often take the form of statistical arbitrage whereby one buys “long” a financial instrument and sells “short” another financial instrument when the relative prices of such instruments deviate from their historical relationship in anticipation of prices reverting back to their historical norms. In implementing statistical arbitrage strategies, the Adviser may exclude securities from the portfolio based on daily trading volume, market capitalization, and price. Any such constraints may evolve over time and are subject to change.

Systematic macro strategies use quantitative methods to discover price patterns across multiple asset classes such as equity, debt, foreign exchange and commodities. While systematic macro strategies can encompass both trend following and counter trend strategies (as described below), they may also look for relative value across different securities or take advantage of relative differences in yields between different securities.

Certain quantitative strategies look for trends to persist in a single stock, group of stocks, single futures contract, or group of futures contracts. These strategies tend to take long positions in securities or instruments that have been rising in price and are sometimes described as momentum, or trend-following, strategies. Other quantitative strategies look to identify reversal points in a trend and thus take short positions in securities or instruments that are rallying. These strategies are known as counter trend. Other quantitative strategies cannot be classified purely as trend, counter trend or mean reversion, but generally are looking for historical patterns to persist. An example of this is a strategy of buying stocks with low beta or volatility and shorting stocks with high beta or volatility. Another example would be to buy stocks based on their perceived higher value or quality and short stocks who have perceived lower value or quality.

The Fund may use a variety of quantitative strategies including, from time to time, the aforementioned strategies. The quantitative strategies used by the Fund may trade on a global basis and may trade a large number of equities. The quantitative strategies used by the Fund may focus on futures and other derivatives. Returns in quantitative strategies depend on either the persistence or lack thereof of historical relationships that the quantitative models have identified; the methodologies the models deploy; the transaction costs of the strategies, which generally employ high turnover; the commonality of the Adviser’s quantitative models with other quantitative models, which could lead to adverse results; and general market conditions, including volatility, correlation, overall returns of general markets, and financing costs.

Systematic Long-Short Strategies. Long-short strategies typically take the form of buying “long” a security that the Adviser considers to be undervalued and selling “short” a security that the Adviser considers to be overvalued in anticipation of profiting from changes in the price differential between the respective long and short positions.

The Adviser may implement a variety of long-short strategies on behalf of the Fund, including, but not limited to equity long-short and credit long-short strategies.

The Adviser’s equity long-short strategies are rules-based long-short strategies, which typically involves investing in the equity securities of companies that have undergone recent market dislocations brought about by corporate actions, events, short-term liquidity demands, investor sentiment, or shifts or disruptions in balance sheet, cash flow and earnings fundamentals (referred to as “event-driven opportunities”) or other industry and market dynamics. When using these strategies, the Adviser seeks to capture the difference between the current and anticipated value of the security. The Fund seeks to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of such an event. While there is no guarantee of this convergence between current and anticipated value, the Adviser believes there to be a reasonable probability of such convergence based upon historical statistical analysis.

Implementing equity long-short strategies requires both quantitative (e.g., statistical analysis and financial modeling) and qualitative (e.g., formulating hypotheses and setting assumptions) skills to both identify and interpret the potential impact of the aforementioned market disruptions on the anticipated value of a company’s equity. In addition to identifying and interpreting the potential impact of such disruptions, the Adviser believes it is critical to also assess their potential risks. The underlying logic behind this process is encapsulated in a set of proprietary rules and algorithms developed by the Adviser.

Performance for equity long-short strategies can be cyclical and will vary with market conditions. Identifying investments for the Fund depends on the existence of event-driven opportunities, which can be driven by the flow of corporate events and transactions. The general characteristics of corporate events vary over time, making the available universe of transactions more attractive at certain times than others. These characteristics include, among other things, the nature of the event as well as its motivating conditions.

Credit long-short strategies involve taking long positions in bonds or selling credit default swaps on issuers whose credit spreads are perceived by the Adviser to be attractive relative to the risk of investment. Conversely, the strategies involve taking short positions in bonds or buying credit default swaps on issuers where the Adviser believes the credit spreads are unattractive relative to the risk of investment. The Adviser seeks to identify market dislocations resulting from corporate fundamental changes, inherent market valuation imbalances, and recent market dislocations resulting from corporate actions or external events, and ultimately capture any meaningful discrepancy between the current and the expected values of the securities. In determining the investible universe for credit long-short strategies, the Adviser will consider among other things, the size of the outstanding amount of the bond, liquidity, time remaining to maturity, fixed or floating rates and agency ratings. In addition to price volatility, returns of credit long-short strategies may be affected by issuer defaults on debt obligations, the timing of such a default, the severity of the loss in a default, the relative maturities of the bonds or credit default swaps, and general market conditions.

In selecting investments for the Fund pursuant to the above and other strategies, the Adviser generally applies a rules-based approach in which a variety of guidelines are imposed as soft limits, which determine portfolio composition. The Adviser may change its internal guidelines and rules from time to time, without notice. The strategies used by the Fund also have certain discretionary elements. In particular, the Adviser’s discretion is used throughout the research, creation and implementation of the models used in the strategies. In addition, decisions to adjust the sensitivity of a model to certain inputs, adjust the size of positions indicated by the strategies, determine the instruments to trade, choose the method of order entry, adjust leverage levels, adjust allocations among strategies and sub-strategies, determine deal rationale and deal break risk, determine valuations used by models, determine the time of entry and exit for a position, and determine when to engage in hedging activities require the Adviser’s discretion. The Adviser may sell a position when it determines that the position no longer fits the Adviser’s rules-based criteria or when it deems appropriate based on the Adviser’s research and interpretation of relevant data.

The Fund may add additional strategies or remove existing strategies from time to time. Asset allocation among the strategies is determined at the discretion of the Adviser using various methodologies. These methodologies may include fixed asset allocation or various floating methodologies such as allocating based on the Adviser’s assessment of risk of each strategy or the investment opportunity for each strategy at any given time. Asset allocation methodologies may be subject to change in the Adviser’s discretion.

The Fund currently intends to have exposure to each of the strategies described above, however, it may vary its level of allocation among the strategies depending on market conditions, including reducing the exposure to any strategy to zero.

The Fund’s strategies may result in active and frequent trading of portfolio securities.

Principal Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Remember that, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:

Allocation Risk. The Fund’s ability to achieve its investment objective and maintain lower volatility than the broader equity markets depends upon the Adviser’s skill in determining the Fund’s allocation to the different strategies. The value of an investment in the Fund may decrease if the Adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, or other issuer is incorrect. There is no assurance as to the amount of the Fund’s assets that the Adviser may allocate to any investment strategy from time to time.

Model Risk. The Adviser relies heavily on quantitative models and information and data both developed by the Adviser and those supplied by third parties, rather than granting trade-by-trade discretion to the Adviser’s investment professionals. Models and data are used to construct sets of transactions and investments, to value investments or potential investments, to provide risk management insights and to assist in hedging the Fund’s investments. Models and data are known to have errors, omissions, imperfections and malfunctions (collectively, “System Events”). When models and data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon will expose the Fund to risks. Although the models are primarily systematic, discretionary decision-making by the Adviser during research, creation and implementation may ultimately result in the models making unprofitable trades.  In certain circumstances, the Adviser may determine to turn a model off, and any decision not to trade may potentially cause the Fund to miss opportunities or lose money.

The Adviser seeks to reduce the incidence and impact of System Events through a certain degree of internal testing and real-time monitoring, and the use of independent safeguards in the overall portfolio management system and often, in the software code itself. Despite such testing, monitoring and independent safeguards, System Events may result in, among other things, the failure to execute anticipated trades, delays to the execution of anticipated trades, the failure to properly allocate trades, the failure to properly gather and organize available data, the failure to take certain hedging or risk reducing actions and/or the taking of actions which increase certain risk(s)—all of which may have materially negative effects on the Fund and/or its returns.

Systematic Trading Risk. The Adviser bases certain trading decisions on systematic mathematical analysis of past price behavior. The future profitability of these strategies depends, in part, upon the assumption that the future price behavior will not be materially different from past behavior. The Fund may incur substantial trading losses during periods when markets behave substantially differently from the period in which the Adviser’s models are derived. The systematic trading methods used by the Adviser are fundamentally dependent on automated and computerized technology which may contain programming errors or which may ineffectively incorporate or translate the data collected.

Active Management Risk. The Fund is an actively managed rules based investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Borrowing Risk. The Fund is permitted to borrow money (or engage in transactions that are economically similar to borrowing money) which may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio, potentially magnifying losses. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations.

Commodities-Related Investments Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities and commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Convertible Securities Risk. Convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. In general, a convertible security performs more like a stock when the underlying stock’s price is high (because it is assumed that it will be converted into the stock) and more like a bond when the underlying stock’s price is low (because it is assumed that it will mature without being converted). “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock. Convertible securities generally have less potential for gain or loss than common stocks.

Contingent Convertible Securities Risk. Contingent convertible securities (“CoCos”) are version of preferred or capital stock, with specific, loss absorbing features. CoCos typically sit above equity and below senior debt with respect to seniority. They are designed to absorb losses before senior bank creditors are affected. The inclusion of explicit loss absorption features may include a capitalization-based trigger event. Investment in this type of security may result in material losses to the Fund based on certain trigger events. CoCos are subject to the risk of partial or total loss of value or alternatively may be converted into shares of the issuing company which may also have suffered a loss in value.

Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. Accordingly, any hedging of currency exposure that is implemented by the Fund will primarily involve hedging back to the U.S. dollar, but in certain circumstances may involve other hedging activities. There is no assurance that the Fund will attempt to hedge its overall currency exposure, or, if it does engage in hedging activity, that this activity will be effective.

Debt Securities Risk. Debt securities involve certain risks, which include:

Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation

Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than the value of shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Furthermore, the higher a debt security’s duration, the greater its price sensitivity to changes in interest rates.

Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Variable and Floating Rate Instrument Risk. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

High Yield Debt Securities. Investing in lower-rated or unrated securities, often referred to as “high yield” securities or “junk bonds,” involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk. Lower-rated or unrated securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Lower-rated or unrated securities may be more susceptible to losses and real or perceived adverse economic and competitive industry conditions than higher-grade securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, and to be unlikely to have the capacity to pay interest and repay principal. The incidence of default of such securities is much higher.

Derivatives Risk. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. The Fund invests in derivatives for hedging and non-hedging purposes. The Fund’s use of derivatives may be subject to the following additional risks.

Volatility Risk. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Credit Risk. The stability and liquidity of certain derivative transactions depend in large part on the creditworthiness of the parties to the transactions. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Fund being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings, delaying recovery of the Fund’s securities.

Hedging Risk. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus potentially offsetting a decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.

The Fund is not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so; or may not anticipate a particular risk so as to hedge against it.

Swaps. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses, and tax planning different from those associated with ordinary securities transactions. Swaps may be difficult to value and may be considered illiquid. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial loss. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

Futures. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.

The U.S. Commodity Futures Trading Commission and various exchanges impose speculative position limits on the maximum net long or net short position a person or group may hold or control in particular commodities. The Fund may be unable to take positions in particular futures contracts or may be forced to liquidate positions in particular futures contracts to avoid exceeding such limits.

When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.

Forwards. Forward trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Fund would otherwise enter into, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, the Fund may be exposed to credit risks with regard to counterparties with whom the Fund trades as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. Some counterparties with whom the Fund transacts may not be rated investment grade.

Options. Options trading involves certain additional risks. Specific market movements of an option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the security or other instrument underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying security or other instrument in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Contract for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Fund will realize a loss—even in circumstances when the securities in both the long and short baskets appreciate in value.

Distressed Securities Risks. The Fund is permitted to invest in distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is typically substantial uncertainty concerning the outcome of transactions involving business enterprises in these situations, there is a high degree of risk of loss, including loss of the entire investment.

Equity Securities Risk. Stock markets are volatile. The prices of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.

Preferred Securities. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks include a lack of voting rights and the Adviser may incorrectly analyze the security. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend. In either case, such an event would result in a loss to the Fund. Preferred stock may also be convertible into the common stock of the issuer. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation. The Fund may invest in preferred stock with any or no credit rating. Preferred stock market values may change based on changes in interest rates.

Event Driven Strategies Risk. Event-driven investing requires the Adviser to make predictions about the likelihood that an event or transaction will occur and the impact such event or transaction will have on the value of a company’s securities. If the event or transaction fails to occur or it does not have the anticipated effect, losses can result.

Foreign Investments and Emerging Markets Risk. The Fund may invest in securities of non-U.S. issuers, including those located in foreign countries, which may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. These risks are heightened for investments in issuers organized or operating in developing countries.

High Portfolio Turnover Risk. A high fund portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and will reduce Fund returns accordingly. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Large Shareholder Risk. The risk that certain account holders may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

Leverage Risk. Some transactions may give rise to a form of economic leverage and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. Use of leverage can produce volatility and increase the risk that the Fund will lose more than it has invested.

Legal and Regulatory Risk. Legal, tax, and regulatory developments may adversely affect the Fund. Securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and self-regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is expected to be modified by government and judicial actions. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. For instance, there has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for an investment, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Long-Short Strategies Risk. The Fund’s use of long-short strategies is subject to the Adviser’s ability to accurately identify securities that are overvalued, in the case of short positions, or undervalued, in the case of long positions, in the market and depend on the market eventually recognizing the Adviser’s evaluation of the true value of the security. If the Adviser’s evaluation of the value of a particular security is incorrect or if the market never recognizes that evaluation in the price of a particular security, long-short strategies could result in losses for the Fund. In addition, long-short strategies may be subject to greater volatility than other strategies and may involve the use of leverage, which can magnify investment losses in the Fund.

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. While a manager may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Different sectors of the market and different security types may react differently to in response to adverse issuer, regulatory, political, or economic developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such market environment changes may adversely affect the performance of a model and amplify losses. The Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Indeed, the Adviser may seek to limit the Fund’s investment exposure to the markets generally. Accordingly, the Fund may underperform the broad equity markets under certain market conditions, such as periods when there is rapid appreciation in the equity markets.

Market Turbulence Resulting from COVID-19. An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on investments in the Fund.

Market Capitalization Risk. (Small-, Mid- and Large-Cap Stocks Risk). To the extent the Fund invests in small-, mid-, or large- cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

Merger Arbitrage and Event Driven Risk. The Adviser’s rules-based evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, may prove incorrect and the Fund’s return on the investment may be negative or the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.

The success of the Fund’s merger-arbitrage strategy depends on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. The Fund may invest in hostile tender offers, proposed leveraged buyouts and other similar situations. Those types of transactions have a greater risk that the proposed transaction will not be completed successfully and, consequently, a greater risk of loss. A failed transaction or reorganization may occur for a number of reasons, including failure to get shareholder approval, governmental action or intervention, or failure to get regulatory approval. The Fund may incur significant losses unwinding its merger arbitrage and event driven positions in the event that a proposed merger or other corporate event does not occur as expected by the Adviser or the Adviser determines the position no longer represents an attractive investment opportunity.

Newer Fund Risk. The Fund has a limited operating history and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

New Issue Risk. Investments in companies that have recently gone public (IPOs) have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and, therefore, investors should not rely on past gains from IPOs as an indication of future performance. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Non-Exchange Traded Securities Risk. The Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place a Fund’s assets at greater risk of loss than if the Adviser had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately-placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Investing in Other Investment Companies Risk. The Fund may invest in shares of investment companies. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities, including money market funds, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company.

Relative Value Strategies Risk. Relative value strategies utilized in the Fund depend on the Adviser’s ability to identify unjustified or temporary discrepancies between the value of two or more related financial instruments and are subject to the risk that the Adviser’s evaluation of the relative price differential may be incorrect or may never be realized in the market price of the securities in which the Fund invests.

Securities Lending Risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund’s earnings on the collateral or that represents a finance charge on the value of the collateral. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund may have the right to call loans at any time on reasonable notice, and it will do so in order for the securities to be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters.

Short Selling Risk. Selling equity, debt, convertible or other securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. Irrespective of the risk control objectives of the Fund’s multi-asset approach, such a high degree of leverage necessarily entails a high degree of risk. (See “Leverage Risk”).

Special Purpose Acquisition Companies Risks. SPACs are “blank check” companies with no operating history and, at the time that the Fund invests in a SPAC, the SPAC typically has not conducted any discussions or made any plans, arrangements or understandings with any prospective transaction candidates. Accordingly, there is a limited basis (if any) on which to evaluate the SPAC’s ability to achieve its business objective. While certain SPACs are formed to make transactions in specified market sectors, others are complete “blank check” companies, and the management of the SPAC may have limited experience or knowledge of the market sector in which the transaction is made. Accordingly, at the time that the Fund invests in a SPAC, there may be little or no basis for the Fund to evaluate the possible merits or risks of the particular industry in which the SPAC may ultimately operate or the target business which the SPAC may ultimately acquire.

Structured Products Risk. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. Structured products are also subject the general risks associated with debt securities discussed herein.

U.S. Government Securities Risk. The Fund invests in U.S. government securities. These securities are subject to market and interest rate risk. Although U.S. government securities may be backed or guaranteed by the U.S. government, not all U.S. government securities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while other may be backed only by the credit of the issuing agency or instrumentality. U.S. government securities carry at least some risk of non-payment. In addition, in recent years, credit rating agencies have shown some concern about the U.S. government’s ability to repay all of its outstanding debt obligations. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. government, would have a negative impact on the Fund’s investments in U.S. government securities.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or used a different valuation methodology.

Warrants and Rights Risk. The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s past performance. The bar chart shows the Fund’s Institutional Class Shares performance for each full calendar year shown. The table below the bar chart compares the Fund’s average annual total returns for the periods shown with that of a broad-based securities index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at www.mprovedalts.com or by calling the Fund toll-free at 833-MPROVED (833-677-6833).

During the period shown in the bar chart, the best performance for a quarter was 4.49% (for the quarter ended December 31, 2018) and the worst performance was -1.45% (for the quarter ended June 30, 2019).

Average Annual Total Return as of December 31, 2019
MProved Systematic Multi-Strategy Fund	1 Year	Since Inception (January 1, 2018)
Institutional Class
Return Before Taxes	-0.34%	1.94%
Return After Taxes on Distributions	-2.05%	0.92%
Return After Taxes on Distributions and Sale of Fund Shares	-0.08%	1.11%
Investor Class
Return Before Taxes	-0.48%	1.67%
ICE BofA Merrill Lynch 3 Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	2.28%	2.07%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares. The return after taxes on distributions and sale of fund shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management

Investment Adviser
Magnetar Asset Management LLC is the Fund’s investment adviser.

Portfolio Managers
Devin Dallaire, Portfolio Manager; and Rahim Esmailzadeh, Portfolio Manager, are each jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Dallaire has managed the Fund since its inception in January 2018 and Mr. Esmailzadeh has managed the Fund since April 2020.

Purchase and Sale of Fund Shares
You may purchase, redeem, or exchange Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail to MProved Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by contacting the Fund by telephone at 833-MPROVED (833-677-6833) or through a financial intermediary. You may also purchase or redeem shares by wire. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment	$10,000	$1 million
Coverdell Education Savings Account	$2,000	N/A
Minimum Subsequent Investment	$100	$100

Tax Information
The Fund’s dividends and distributions may be subject to Federal income taxes, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.